UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

January 28, 2022

Okta, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38044	26-4175727
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 First Street, Suite 600

San Francisco, California 94105

(Address of principal executive offices)

(888) 722-7871

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	OKTA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Chief Financial Officer Appointment

On January 28, 2022, Okta, Inc. (the “Company”) announced that Brett Tighe, age 42, who had been serving as the Company’s Chief Financial Officer on an interim basis since June 1, 2021, was appointed as the Company’s permanent Chief Financial Officer effective January 28, 2022. Prior to his current role, Mr. Tighe served as the Company’s Senior Vice President of Finance and Treasurer since May 2017, Vice President, FP&A from June 2016 to May 2017, and as head of worldwide FP&A from April 2015 to May 2016. From May 2004 to March 2015, Mr. Tighe served in various finance roles, most recently as Senior Director, Corporate Finance & Strategy, at salesforce.com, inc., a cloud-based customer relationship management company. Mr. Tighe holds a Master of Business Administration from the University of San Francisco, and a Bachelor of Arts from the University of California, Santa Barbara.

In connection with Mr. Tighe’s appointment as Chief Financial Officer, the Compensation Committee (“Compensation Committee”) of the Company’s Board of Directors will grant equity awards covering shares of Company Class A common stock valued at $18 million to Mr. Tighe in the Company’s upcoming executive officer merit cycle, that will vest, subject to Mr. Tighe’s continued employment with the Company on the applicable vesting dates as determined by the Compensation Committee. Mr. Tighe did not receive any additional compensation in connection with his appointment.

There are no arrangements or understandings between Mr. Tighe and any other persons pursuant to which he was appointed as the Chief Financial Officer of the Company. There are no family relationships between Mr. Tighe and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Mr. Tighe pursuant to Item 404(a) of Regulation S-K.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated January 28, 2022, issued by Okta, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 28th day of January, 2022.

Okta, Inc.

By:	/s/ Jonathan T. Runyan
Name:	Jonathan T. Runyan
Title:	General Counsel and Corporate Secretary